SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 28, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-3)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)


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Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2002-3
                 -----------------------------------------------

                                 March 28, 2002

                 DETAILED DESCRIPTION OF THE MORTGAGE LOAN POOL
                 ----------------------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                         -------------------------------

     On March 28, 2002, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee mortgage loans with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2002) as of March 1, 2002 of $601,043,616.24. The mortgage loans that have original maturities of at least 20 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2002) as of March 1, 2002 of $400,688,721.13 and the mortgage loans that have original maturities of at least 10 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2002) as of March 1, 2002 of $200,354,895.11. The mortgage loans were delivered in exchange for the certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the certificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all mortgage loans remaining in the mortgage loan pool pursuant to the pooling agreement if at the time of repurchase the aggregate scheduled principal balance of such mortgage loans is less than $60,104,361.62. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total number of all mortgage loans as of March 1, 2002 was 1,273, consisting of 834 pool I mortgage loans and 439 pool II mortgage loans. The weighted average interest rates on the pool I mortgage loans, the pool II mortgage loans and all mortgage loans (in each case, before deduction of the servicing fee) as of March 1, 2002 were 6.884%, 6.509% and 6.759%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of March 1, 2002 were 356.47 months, 177.57 months and 296.84 months, respectively. All mortgage loans have original maturities of at least 10 but no more than 30 years. None of the pool I mortgage loans and the pool II mortgage loans were originated prior to March 1, 2001 and February 1, 2001 or after March 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of March 1, 2002 were 359.20 months,
179.60 months and 299.33 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have scheduled maturities later than March 1, 2032 and March 1, 2017, respectively. Each of the pool I mortgage loans and the pool II mortgage loans had an original principal balance of not less than $55,000 and $43,650, respectively, nor more than $1,000,000. Pool I mortgage loans, pool II mortgage loans and all mortgage loans having aggregate scheduled principal balances of $7,808,611, $839,177 and $8,647,788, respectively, as of March 1, 2002 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of March 1, 2002 were 65.4%, 57.4% and 62.7%, respectively. No more than $4,523,723, $2,321,189 and $5,902,675, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2), 96% and 97%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the mortgage loan that the

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1    Terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated March 25, 2002 (consisting of a prospectus supplement and a core prospectus), relating to the REMIC Pass-Through Certificates, Series 2002-3.

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, or as a percentage of the aggregate scheduled principal balance of all mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in the originator's records. None of the pool I mortgage loans or pool II mortgage loans are secured by investment properties.

     At least 99%, 96% and 98%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 1%, 4% and 2%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans will be mortgage loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 76%, 90% and 81%, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and pool II mortgage loansfor which additional collateral was pledged, taken as a group:

     (1) the numbers of such pool I mortgage loans and pool II mortgage loans are 5 and 3, respectively;

     (2) the aggregate scheduled principal balances of such pool I mortgage loans and pool II mortgage loans are $954,589 and $715,674, respectively;

     (3) the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 80.0% and 79.9%, respectively; and

     (4) the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 96.3% and 95.1%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 6.250%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 6.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and pool I discount loans were $393,915,964 and $6,772,757, respectively. The weighted average interest rates of the pool I premium loans and pool I discount mortgage loans, as of the cut-off date, were 6.893% and 6.345%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and pool I discount loans, as of the cut-off date, were
356.46 months and 357.44 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 6.000%. Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II premium loans and pool II discount loans were $191,232,727 and $9,122,169, respectively. The weighted average interest rates of the pool II premium loans and pool II discount loans, as of the cut-off date, were 6.532% and 6.017%, respectively. The weighted average remaining terms to stated maturity of the pool II premium loans and pool II discount loans, as of the cut-off date, were
177.56 months and 177.70 months, respectively.


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     The special hazard loss limit as of March 1, 2002 was $6,010,436.17.

     The fraud loss limit as of March 1, 2002 was $6,010,436.16.

     The bankruptcy loss limit as of March 1, 2002 was $100,000.00.

     The aggregate initial principal balance of the class A certificates as of March 1, 2002 was $587,519,188.00.

     The aggregate initial principal balance of the class B-1 certificates as of March 1, 2002 was $6,912,000.00.

     The aggregate initial principal balance of the class B-2 certificates as of March 1, 2002 was $2,404,180.00.

     The aggregate initial principal balance of the class B-3 certificates as of March 1, 2002 was $1,803,130.00.

     The aggregate initial principal balance of the class B-4 certificates as of March 1, 2002 was $901,560.00.

     The aggregate initial principal balance of the class B-5 certificates as of March 1, 2002 was $601,050.00.

     The aggregate initial principal balance of the class B-6 certificates as of March 1, 2002 was $902,508.24.

     The class A subordination level is 2.250157538417%.*

     The class B-1 subordination level is 1.100157802418%.*

     The class B-2 subordination level is 0.700156881513%.*

     The class B-3 subordination level is 0.400157022721%.*

     The class B-4 subordination level is 0.250157925211%.*

     The class B-5 subordination level is 0.150156863098%.*


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*     Equal to the initial principal balance thereof divided by the aggregate scheduled principal balance of all mortgage loans.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Michael J. Tarpley
                                               -------------------------
                                                    Michael J. Tarpley
                                                    Assistant Secretary


Dated: March 28, 2002